UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2007

BROOKS AUTOMATION, INC.

(Exact name of registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

0-25434	04-3040660
(Commission File Number)	(I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of principal executive offices)	(Zip Code)

(781) 262-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 31, 2007, the registrant issued a press release to announce its intention to commence a modified “Dutch auction” tender offer to purchase up to 6,060,000 shares of its common stock. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release, Dated May 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROOKS AUTOMATION, INC.

Dated:	May 31, 2007	By	/S/ THOMAS S. GRILK
Thomas S. Grilk, Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Desciption

99.1	Press Release issued on May 31, 2007.

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